Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Moneylogix Group, Inc. for the Quarter Ending June 30, 2008, I, Majid Haditaghi, Principal Executive Officer and Principal Financial Officer of Moneylogix Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Quarterly Report on Form 10-Q for the period ending June 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2008, fairly represents in all material respects, the financial condition and results of operations of Moneylogix Group, Inc.

Dated: August 19, 2008

MONEYLOGIX GROUP, INC.

By:	/s/ Majid Haditaghi
Majid Haditaghi
Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer